UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York	10019-6028
(Address of principal executive offices)	(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Item 1.  Reports to Stockholders.

Asset Allocation

August 31, 2015

UBS U.S. Allocation Fund

Annual Report

UBS U.S. Allocation Fund

October 16, 2015

Dear shareholder,

We present you with the annual report for UBS U.S. Allocation Fund (the "Fund") for the 12 months ended August 31, 2015.

Performance

Over the 12 months ended August 31, 2015, the Fund's Class A shares gained 1.13% before deducting the maximum sales charge and declined 4.43% after deducting the maximum sales charge. During the same period, the Fund's benchmark, the S&P 500 Index, which tracks large cap US equities, rose 0.48%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index (the "Index"),1 which returned 0.67% during the period. (Returns for all share classes over various time periods and descriptions of the indexes are shown in "Performance at a glance" on page 8; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

Growth in the US fluctuated during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 4.3% seasonally adjusted annualized rate during the third quarter of 2014. GDP growth then moderated to 2.1% during the fourth quarter and 0.6% for the first quarter of 2015. However, the US economy then improved, as the Commerce Department reported that second-quarter GDP growth was 3.9%.2

The US Federal Reserve Board (the "Fed") maintained its accommodative monetary policy during the reporting period. The central bank continued to hold the fed funds rate at a historically low range between 0% and 0.25%. (The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.) However, at its March 2015 meeting, the Fed said that it "... anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term." Finally, at the central bank's meeting that concluded on September 17, 2015, after the reporting period ended, the Fed continued to keep rates between 0% and 0.25%.

The US equity market posted a solid return over the first nine months of the reporting period, but then gave back most of its gains. For most of the period, US equities were supported by strong investor demand, corporate profits that often exceeded expectations and accommodative central banks. However, investor sentiment turned negative toward the end of the period given concerns regarding China's economy and uncertainties surrounding Fed monetary policy. All told, the US stock market, as measured by the S&P 500 Index, gained 0.48% for the 12 months

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital

appreciation and current income

Portfolio Managers:

Portfolio Management Team,

including Curt Custard and

Andreas Koester

UBS Global Asset Management

(Americas) Inc.

Commencement:

Class A—May 10, 1993

Class C—July 22, 1992

Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

2  Based on the Commerce Department's third reading for GDP announced on September 25, 2015, after the reporting period had ended.

UBS U.S. Allocation Fund

ended August 31, 2015. International equities were also volatile at times and generated weak results, as they were dragged down by moderating growth, fears of deflation and numerous geopolitical issues. International developed equities, as measured by the MSCI EAFE Index (net),3 fell 7.47% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 declined 22.95% over the same period.

Turning to the fixed income market, concerns about global growth, lower oil prices and geopolitical events triggered several flights to quality. Against this backdrop, the yield on the 10-year Treasury fell from 2.35% to 2.31% during the 12 months ended August 31, 2015. Against this backdrop, the overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 1.56%. Certain riskier fixed income securities generated poor results during the period. For example, high yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index,6 declined 3.04% over the fiscal year.

Portfolio commentary

What worked

Overall, asset allocation modestly contributed to performance during the reporting period, largely driven by the Fund's overweight equity position.7

—We tactically adjusted the portfolio during the 12-month period given the changing economic and market environment. We began the period overweight equities versus the Index, with a 67.5% allocation, while we were underweight fixed income, with a 24% allocation to US investment grade bonds. Elsewhere, we had a 3% allocation to US high yield bonds and a 5.5% cash position.

—At the end of the reporting period, the Fund was allocated as follows: US equities—66.0%; US investment grade bonds—15%; US high yield bonds—5%; cash—14.0%. For comparison purposes, neutral Index weights for the Fund are 65% equities and 35% fixed income.

—From a strategy perspective, we maintained an overweight equity exposure. That said, we tactically adjusted this allocation when the market rallied sharply and added to our allocation during periods of weakness. Overall, we felt that equities were neutral to overvalued, but that they could generate positive results given continued accommodative monetary policy and overall solid investor demand.

—Throughout the period under review, we maintained an underweight to US fixed income, as we found the asset class to be extremely overvalued. We began the reporting period with an underweight to high yield as valuations

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

had become less attractive and we were concerned about liquidity if the high yield market sold off. We adjusted this allocation over the 12-month period and, in mid-February 2015, moved back to neutral position.

•  In the US equity research portion of the Fund, stock selection, overall, was the largest contributor to performance. Holdings in the health care, information technology and materials sectors added the most value.

  – Chimerix was a top contributor to performance during the reporting period. The development stage biotech company has a promising orphan drug pipeline, which includes an antiviral treatment recently used to treat Ebola.

  – Hospira, Inc. was beneficial for results during the period. The generic drug company, which provides injectables and infusion technologies, saw its share price rally after Pfizer announced plans to acquire Hospira at a significant premium. We sold the position post-announcement, as the stock reached what we believed to be fair value.

  – Freescale Semiconductor was additive for results during the period. Its shares climbed after the semiconductor company reported strong fourth-quarter earnings and a revenue outlook that exceeded market expectations. News of Freescale's acquisition by NXP Semiconductors gave the stock an additional boost, with the deal on track to create the largest supplier of microchips in the automotive industry.

•  In the US equity research portion of the Fund, sector positioning was beneficial for results. An underweight to energy, an overweight to consumer discretionary and an underweight to telecommunication services were the largest contributors to relative performance.

•  Sector positioning was positive for performance in the US growth equity portion of the Fund. In particular, overweights to consumer discretionary and health care, along with an underweight to energy, were the largest contributors to relative performance.

•  While stock selection in the US growth equity portion of the Fund generally detracted from performance, specifically in the industrials, consumer discretionary and health care sectors (see "What didn't work"), this was partially offset by positive stock selection in the information technology, financials and consumer staples sectors.

  – Starbucks Corp. is a global coffee company and coffeehouse chain. Its shares moved higher, as the company reported strong results and store traffic exceeded expectations. Starbucks also experienced better-than-expected growth in Asia.

  – NIKE, Inc. is a multinational company engaged in the development, manufacturing, and marketing and sales of footwear, apparel, equipment and accessories. Its shares rallied as the company reported earnings and margins that surpassed analysts' expectations. Nike also increased guidance for 2015, which further supported its share price.

  – Visa, Inc. is a multinational financial services company. Investor sentiment for the company was strong, as the company released earnings results that exceeded expectations. The company also increased its pricing during the reporting period and entered into a major credit card agreement with Chase Bank.

UBS U.S. Allocation Fund

•  The Fund's high yield exposure contributed to performance during the 12-month period. The Fund benefited from its overall underweight exposure to high yield corporate bonds. The sector also delivered negative excess returns versus comparable duration US Treasuries.

What didn't work

•  As previously mentioned, stock selection detracted from performance in the US growth equity portion of the Fund, with our holdings in the industrials, consumer discretionary and health care sectors being the largest detractors.

  – United Rentals, Inc. is the largest equipment rental company in the world. Its shares sold off given negative sentiment surrounding falling energy and commodity prices and the potential impact on its future earnings. We believe these concerns are overblown, as the energy segment accounts for roughly 10% of United Rentals' total revenues.

  – Michael Kors Holdings Ltd. is a luxury handbag and accessory company with more than 550 stores and over 1,500 in-store boutiques around the globe. Its shares performed poorly given slowing sales momentum in the US and Europe. We sold our position in May 2015 to focus on higher conviction ideas.

  – Viacom, Inc. is a global mass media company with interests primarily concentrated in cable television and cinema. Its shares declined, along with media companies in general, given the shift away from traditional television and cable to digital outlets. Viacom also reported disappointing earnings and declining advertising revenues during the reporting period.

•  In the US growth equity portion of the Fund, an underweight to consumer staples detracted from relative results.

•  In the US equity research portion of the Fund, stock selection in the consumer discretionary, industrials and financials sectors detracted from results.

  – Halliburton Company was a top detractor from performance during the reporting period. The oil field services company performed poorly in the face of declining oil prices. Our long-term view is that Halliburton will benefit relative to peers as the market for shale/tight sands services becomes increasingly driven by technical expertise and data aggregation.

  – Hertz Global Holdings, Inc. was a headwind for performance during the period. The car rental company's shares declined on the heels of accounting issues and senior leadership changes. We believe the company can realize cost efficiencies that should lead to margin improvement over the long run.

  – Micron Technology was a top detractor during the period. The outlook for the semiconductor company's fiscal fourth quarter was worse than expected due to increased costs of product line transitions. However, we believe Micron and the DRAM industry are better-positioned structurally than at any time in the past. We maintain high conviction in our thesis for the company and continue to hold the position.

•  In the US equity research portion of the Fund, an underweight to consumer staples and an overweight to materials detracted from relative performance.

•  The Fund's strategic cash overweight detracted from relative performance during the 12-month reporting period.

UBS U.S. Allocation Fund

•  Certain fixed income derivative instruments, including interest rate futures, were used to facilitate specific duration and yield curve strategies. US Treasury futures were used to adjust the Fund's duration positioning. Our use of fixed income derivatives detracted from performance during the reporting period.

•  Yield curve positioning was a detractor to performance. In particular, we maintained a yield curve flattener position. This was negative for performance, as the curve steepened over the period. (When the yield steepens, the difference in yields between long-term bonds and short-term bonds increases, either as a result of longer-term bond yields increasing or shorter-term bond yields decreasing.)

•  The use of equity futures negatively impacted the Fund's results. These derivative instruments, which were utilized to manage the Fund's equity exposure, detracted from performance.

Outlook

While US corporate profit margins have remained resilient, they are likely to come under pressure in the future as the labor market improves and wage growth gathers momentum. The strength of the US dollar has posed a headwind for exporters, weighing on earnings growth prospects. With many large US companies struggling to boost revenues, we have been looking at small- and medium-sized companies as a more attractive alternative, based on our expectations of increased merger and acquisition ("M&A") activity. Large companies that struggle to deliver earnings growth often start looking for takeover targets, which tend to include small- and medium-sized companies included in the Russell 2000 Index8 that may be more profit-generative.

Despite China-induced volatility, given the improvement in the labor market and overall US economy, we still expect the Fed to begin to transition from its ultra-accommodative monetary policy late this year. However, we think the Fed will take a measured approach to rate hikes given benign inflation and slack in the global economy.

We view US equities as being fairly valued to somewhat overvalued and investment grade fixed income as significantly overvalued. Elsewhere, we believe that high yield is near our estimate of fair value. Against this backdrop, we expect to tactically adjust the Fund's equity position, especially in light of the six-year bull market. From a fixed income perspective, we anticipate maintaining our underweight US duration position as we feel that markets are underpricing the possibility of a rate hike this year. Inflationary expectations are also low, dampened by the impact of oil price weakness, so there could be an inflation surprise, particularly if wage growth starts to gather momentum.

8  The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver President UBS U.S. Allocation Fund Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Lead Portfolio Manager UBS U.S. Allocation Fund Head of Asset Allocation UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2015. The views and opinions in the letter were current as of October 16, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class C shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Index over the 10 years ended August 31, 2015. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/2015	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.13%	11.58%	5.20%
Class C2	0.36	10.74	4.41
Class P3	1.40	11.90	5.53
After deducting maximum sales charge
Class A1	(4.43)	10.32	4.61
Class C2	(0.64)	10.74	4.41
S&P 500 Index[4]	0.48	15.87	7.15
UBS U.S. Allocation Fund Index[5]	0.67	11.71	6.74
Lipper Flexible Portfolio Funds median	5.11	6.81	4.89

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 09/30/2015	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	-0.03%	9.34%	4.83%
Class C2	-0.79	8.52	4.04
Class P3	0.21	9.64	5.16
After deducting maximum sales charge
Class A1	-5.54	8.11	4.24

Class C2	-1.78	8.52	4.04

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2014 prospectuses, were as follows: Class A—1.00% and 1.00%; Class C—1.75% and 1.75%; and Class P—0.72% and 0.72%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") have entered into a written agreement, separate from UBS Global AM's investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2014, UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2015 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

UBS U.S. Allocation Fund

5  The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there is a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2015 to August 31, 2015.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higer.

		Beginning account value March 1, 2015	Ending account value August 31, 2015	Expenses paid during period[1] 03/01/15 to 08/31/15	Expense ratio during the period
Class A	Actual	1,000.00	965.40	4.95	1.00
Hypothetical	(5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class C	Actual	1,000.00	961.90	8.65	1.75
Hypothetical	(5% annual return before expenses)	1,000.00	1,016.38	8.89	1.75
Class P	Actual	1,000.00	966.90	3.67	0.74
Hypothetical	(5% annual return before expenses)	1,000.00	1,021.47	3.77	0.74

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	08/31/15	02/28/15	08/31/14
Net assets (mm)	$255.0	$277.6	$274.8
Number of securities	440	411	380
Portfolio composition[1]	08/31/15	02/28/15	08/31/14
Stocks & investment company	49.2%	49.0%	36.0%
Bonds and notes	27.6	22.7	21.7
Futures	(1.5)	1.3	0.7
Swaps	—	0.0[2]	—
Cash equivalents and other assets less liabilities	24.7	27.0	41.6
Total	100.0%	100.0%	100.0%

Top five equity sectors[1]	08/31/15		02/28/15		08/31/14
Information Technology	13.1%	Information technology	12.6%	Information technology	8.2%
Health Care	8.9	Consumer discretionary	10.8	Consumer discretionary	7.0
Consumer Discretionary	8.7	Health care	7.4	Health care	5.1
Financials	4.2	Industrials	4.6	Financials	4.8
Industrials	4.2	Financials	4.4	Industrials	3.6
Total	39.1%		39.8%		28.7%
Top ten equity securities[1]	08/31/15		02/28/15		08/31/14
Apple, Inc.	2.4%	Apple, Inc.	3.2%	Apple, Inc.	1.9%
Facebook, Inc., Class A	1.6	Amazon.com, Inc.	1.4	Amazon.com, Inc.	1.0
Amazon.com, Inc.	1.3	Facebook, Inc., Class A	1.2	Halliburton Co.	0.8
Allergan PLC	1.1	Starbucks Corp.	1.1	Gilead Sciences, Inc.	0.8
Google, Inc., Class A	1.1	Salesforce.com, Inc.	1.0	Danaher Corp.	0.7
The Home Depot, Inc.	1.1	Nike, Inc., Class B	1.0	Visa, Inc., Class A	0.6
Visa, Inc., Class A	1.0	The Home Depot, Inc.	1.0	Citigroup, Inc.	0.6
MasterCard, Inc., Class A	1.0	Google, Inc., Class A	0.9	Morgan Stanley	0.5
The TJX Cos., Inc.	0.9	Visa, Inc., Class A	0.9	JPMorgan Chase & Co.	0.5
Starbucks Corp.	0.8	Celgene Corp.	0.8	The Home Depot, Inc.	0.5
Total	12.3%		12.5%		7.9%

1  Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Long-term fixed income sector allocation[1]	08/31/15	02/28/15	08/31/14
US government obligations	11.6%	6.1%	5.0%
Corporate bonds	8.3	8.5	7.5
Mortgage & agency debt securities	4.8	5.4	6.9
Commercial mortgage-backed securities	1.3	1.5	1.3
Asset-backed securities	0.9	0.6	0.4
Municipal bonds and notes	0.4	0.3	0.3
Non-US government obligations	0.3	0.3	0.2
Collateralized mortgage obligations	0.0[2]	0.0[2]	0.1
Total	27.6%	22.7%	21.7%

Top ten fixed income securities[1]		08/31/15		02/28/15			08/31/14
US Treasury Inflation Index Notes (TIPS), 0.375%, due 07/15/25		6.9%	US Treasury Notes, 0.089%, due 04/30/16	2.3%	US Treasury Notes, 0.250%, due 02/28/15		1.7%
FNMA Certificate, 3.500%, TBA		1.2	FNMA Certificate, 3.500%, due 12/01/99	1.1	US Treasury Notes, 0.099%, due 04/30/16		1.5
US Treasury Notes, 1.125%, due 06/15/18		0.9	US Treasury Bonds, 3.000%, due 11/15/44	0.8	FNMA Certificate, 3.500%, TBA		1.2
FNMA Certificate, 3.000%, TBA		0.6	FNMA Certificate, 3.000%, due 12/01/99	0.8	FNMA Certificate, 4.000%, TBA		1.2
US Treasury Notes, 1.625%, due 06/30/20		0.6	US Treasury Inflation Index Notes (TIPS), 0.125%, due 04/15/19	0.7	FNMA Certificate, 4.500%, TBA		0.6
US Treasury Notes, 1.625%, due 07/31/20		0.6	US Treasury Notes, 1.500%, due 11/30/19	0.6	US Treasury Notes, 2.500%, due 05/15/24		0.6
US Treasury Notes, 2.125%, due 05/15/25		0.5	US Treasury Notes, 0.625%, due 12/31/16	0.5	GNMA Certificates II, 4.000%, TBA		0.4
GNMA Certificates I,			FNMA Certificate, 4.000%,		GNMA Certificates II,
4.000	%, TBA	0.5	due 12/01/99	0.5	4.500	%, TBA	0.4
GNMA Certificates II,			US Treasury Notes,		FNMA Certificate,
3.500	%, TBA	0.4	1.875%, due 11/30/21	0.5	3.000	%, TBA	0.4
US Treasury Notes, 2.125%, due 06/30/22		0.4	FNMA Certificate, 5.000%, due 12/01/99	0.5	GNMA Certificates II, 3.500%, TBA		0.4
Total		12.6%		8.3%			8.4%

1  Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Shares	Value
Common stocks—45.07%
Airlines—0.65%
Delta Air Lines, Inc.	38,052	$1,665,917
Automobiles—0.32%
General Motors Co.	27,661	814,340
Banks—0.18%
U.S. Bancorp	11,157	472,499
Beverages—0.33%
PepsiCo, Inc.	9,124	847,893
Biotechnology—3.12%
Acorda Therapeutics, Inc.*	8,979	287,059
Alnylam Pharmaceuticals, Inc.*	8,004	823,692
Atara Biotherapeutics, Inc.*,1	5,897	239,005
Celgene Corp.*	16,961	2,002,755
Gilead Sciences, Inc.	18,536	1,947,578
Lexicon Pharmaceuticals, Inc.*,1	43,746	522,327
MacroGenics, Inc.*	3,838	101,131
Regulus Therapeutics, Inc.*,1	23,715	197,546
Vertex Pharmaceuticals, Inc.*	14,345	1,829,274
		7,950,367
Capital markets—0.95%
Affiliated Managers Group, Inc.*	5,623	1,048,352
Invesco Ltd.	11,740	400,451
The Charles Schwab Corp.	32,205	978,388
		2,427,191
Chemicals—1.67%
Ecolab, Inc.	15,832	1,727,905
Monsanto Co.	4,836	472,235
Praxair, Inc.[1]	5,394	570,416
The Sherwin-Williams Co.	5,788	1,480,628
		4,251,184
Communications equipment—0.12%
Arista Networks, Inc.*,1	3,977	297,440
Construction materials—0.15%
Martin Marietta Materials, Inc.[1]	2,295	385,101
Consumer finance—0.39%
American Express Co.[1]	7,740	593,813
Capital One Financial Corp.	5,275	410,131
		1,003,944
Diversified financial services—1.45%
Citigroup, Inc.	19,327	1,033,608
JPMorgan Chase & Co.	16,431	1,053,227
McGraw Hill Financial, Inc.	16,608	1,610,810
		3,697,645
Electric utilities—0.24%
NextEra Energy, Inc.	6,300	619,983
Electrical equipment—0.47%
AMETEK, Inc.[1]	22,340	1,202,339
	Shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—0.35%
CDW Corp.	7,456	$296,376
Dolby Laboratories, Inc., Class A	9,083	295,742
Jabil Circuit, Inc.	15,517	300,254
		892,372
Energy equipment & services—0.66%
Halliburton Co.	7,603	299,178
McDermott International, Inc.*,1	87,726	445,648
Noble Corp. PLC[1]	17,130	223,033
Schlumberger Ltd.	9,290	718,767
		1,686,626
Food & staples retailing—0.25%
Rite Aid Corp.*	43,649	360,104
Walgreens Boots Alliance, Inc.	3,126	270,556
		630,660
Food products—0.76%
Mondelez International, Inc., Class A	23,375	990,165
The Hain Celestial Group, Inc.*	15,537	945,582
		1,935,747
Health care equipment & supplies—0.98%
Intuitive Surgical, Inc.*	2,701	1,380,076
Zimmer Biomet Holdings, Inc.	10,763	1,114,616
		2,494,692
Health care providers & services—1.06%
Envision Healthcare Holdings, Inc.*	9,907	405,890
Express Scripts Holding Co.*,1	18,159	1,518,092
Laboratory Corp. of America Holdings*	2,307	271,788
UnitedHealth Group, Inc.[1]	4,291	496,469
		2,692,239
Hotels, restaurants & leisure—1.68%
Las Vegas Sands Corp.[1]	27,316	1,262,819
Starbucks Corp.	39,225	2,146,000
Yum! Brands, Inc.	10,951	873,561
		4,282,380
Household durables—0.17%
Jarden Corp.*	8,311	426,687
Industrial conglomerates—0.93%
Danaher Corp.	18,927	1,647,027
General Electric Co.	28,947	718,465
		2,365,492
Insurance—0.74%
ACE Ltd.	3,580	365,733
Aon PLC	4,450	415,808
Lincoln National Corp.	11,959	607,397
MetLife, Inc.	9,877	494,838
		1,883,776
Internet & catalog retail—2.09%
Amazon.com, Inc.*	6,546	3,357,378
The Priceline Group, Inc.*,1	893	1,115,036

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Shares	Value
Common stocks—(continued)
Internet & catalog retail—(concluded)
TripAdvisor, Inc.*	12,336	$862,286
		5,334,700
Internet software & services—3.70%
Facebook, Inc., Class A*	44,947	4,019,610
Google, Inc., Class A*	4,206	2,724,731
Google, Inc., Class C*	2,936	1,815,182
LinkedIn Corp., Class A*	4,853	876,452
		9,435,975
IT services—2.00%
MasterCard, Inc., Class A	26,291	2,428,500
ServiceSource International, Inc.*,1	46,044	218,248
Visa, Inc., Class A	34,320	2,447,016
		5,093,764
Life sciences tools & services—0.85%
Bio-Rad Laboratories, Inc., Class A*	2,450	341,358
Thermo Fisher Scientific, Inc.	14,624	1,833,411
		2,174,769
Machinery—0.30%
Caterpillar, Inc.[1]	6,909	528,124
Colfax Corp.*,1	6,176	239,567
		767,691
Media—0.84%
CBS Corp., Class B	13,571	613,952
The Walt Disney Co.[1]	8,402	855,996
Viacom, Inc., Class B	16,694	680,614
		2,150,562
Multiline retail—0.13%
Macy's, Inc.	5,595	327,923
Oil, gas & consumable fuels—0.90%
Chevron Corp.	4,010	324,770
Cobalt International Energy, Inc.*,1	38,176	305,790
EOG Resources, Inc.	5,160	404,079
Gulfport Energy Corp.*	3,068	109,926
Laredo Petroleum, Inc.*,1	28,072	286,054
Oasis Petroleum, Inc.*,1	26,690	297,860
PDC Energy, Inc.*,1	5,421	304,552
SM Energy Co.[1]	6,961	255,469
		2,288,500
Personal products—0.65%
The Estee Lauder Cos., Inc., Class A	20,633	1,645,894
Pharmaceuticals—2.86%
Allergan PLC*	9,355	2,841,488
Catalent, Inc.*,1	13,739	436,763
Chimerix, Inc.*,1	23,103	1,130,661
Eli Lilly & Co.	6,531	537,828
Impax Laboratories, Inc.*,1	8,666	354,959
Mylan NV*	23,283	1,154,604
Teva Pharmaceutical Industries Ltd., ADR	6,510	419,309
	Shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
The Medicines Co.*	9,986	$409,426
		7,285,038
Real estate investment trusts—0.50%
Digital Realty Trust, Inc.[1]	11,210	709,817
Simon Property Group, Inc.	3,150	564,858
		1,274,675
Road & rail—1.15%
Canadian Pacific Railway Ltd.	10,675	1,550,010
Hertz Global Holdings, Inc.*,1	26,459	487,639
Norfolk Southern Corp.	5,711	444,944
Union Pacific Corp.[1]	5,215	447,134
		2,929,727
Semiconductors & semiconductor equipment—1.28%
Avago Technologies Ltd.	3,572	449,965
Integrated Device Technology, Inc.*	15,522	294,763
Maxim Integrated Products, Inc.	9,063	305,151
Micron Technology, Inc.*	40,811	669,708
NXP Semiconductors NV*	3,230	273,419
ON Semiconductor Corp.*,1	30,591	292,297
Qorvo, Inc.*	5,917	328,453
Silicon Laboratories, Inc.*,1	6,923	301,012
Skyworks Solutions, Inc.	3,942	344,334
		3,259,102
Software—2.99%
Check Point Software Technologies Ltd.*,1	10,450	815,205
Mobileye NV*,1	10,200	576,912
Salesforce.com, Inc.*	24,248	1,681,841
ServiceNow, Inc.*	17,288	1,226,756
Symantec Corp.	29,291	600,173
VMware, Inc., Class A*	20,773	1,644,183
Workday, Inc., Class A*,1	15,188	1,067,109
		7,612,179
Specialty retail—2.10%
Best Buy Co., Inc.[1]	9,164	336,685
The Home Depot, Inc.	23,044	2,683,704
The TJX Cos., Inc.	33,030	2,322,670
		5,343,059
Technology hardware, storage & peripherals—2.67%
Apple, Inc.	54,472	6,142,263
SanDisk Corp.	6,129	334,398
Western Digital Corp.	4,172	341,937
		6,818,598
Telecom carriers—0.19%
Pacific DataVision, Inc.*	1,300	41,561
Pacific DataVision, Inc.*,2	13,839	442,433
		483,994
Textiles, apparel & luxury goods—0.83%
Nike, Inc., Class B	18,974	2,120,345

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Shares	Value
Common stocks—(concluded)
Tobacco—0.33%
Philip Morris International, Inc.	10,515	$839,097
Trading companies & distributors—0.68%
Fastenal Co.[1]	12,890	496,781
United Rentals, Inc.*	17,913	1,241,908
		1,738,689
Wireless telecommunication services—0.41%
SBA Communications Corp., Class A*	8,939	1,056,590
Total common stocks (cost—$108,252,342)		114,907,385
Investment company—4.09%
iShares iBoxx $ Investment Grade Corporate Bond ETF[1] (cost—$10,994,228)	90,700	10,435,942
Preferred stock—0.00%[3]
Consumer finance—0.00%[3]
Ally Financial, Inc.[1,2,4,5] (cost—$0)	2	2,022
	Face amount
US government obligations—11.64%
US Treasury Bonds 2.750%, due 11/15/42	$875,000	838,132
2.875%, due 05/15/43	625,000	613,167
3.000%, due 05/15/45	795,000	800,631
3.750%, due 11/15/43	150,000	173,598
6.250%, due 05/15/30	250,000	364,785
US Treasury Inflation Index Notes (TIPS) 0.375%, due 07/15/25	18,098,809	17,733,303
US Treasury Notes 1.000%, due 08/15/18	800,000	798,646
1.125%, due 06/15/18	2,360,000	2,365,747
1.375%, due 08/31/20	325,000	322,448
1.625%, due 06/30/20	1,475,000	1,480,800
1.625%, due 07/31/20	1,475,000	1,479,916
2.000%, due 08/15/25	400,000	392,354
2.125%, due 06/30/22	1,025,000	1,038,267
2.125%, due 05/15/25	1,275,000	1,263,578
Total US government obligations (cost—$29,690,063)		29,665,372
Mortgage & agency debt securities—4.81%
Federal Home Loan Mortgage Corporation Certificates,** 5.000%, due 03/01/38	56,969	62,551
5.000%, due 11/01/38	6,545	7,170
5.500%, due 05/01/37	317,560	357,411
5.500%, due 08/01/40	45,594	51,285
6.500%, due 08/01/28	112,017	129,268
3.000% TBA	150,000	150,199
3.500% TBA	125,000	129,260
		Face amount	Value
Mortgage & agency debt securities—(concluded)
Federal National Mortgage Association Certificates,** 4.000%, due 12/01/39		167,707	$178,324
4.000%, due 02/01/41		88,384	94,405
4.000%, due 05/01/42		93,683	100,634
4.000%, due 09/01/42		48,368	51,948
4.000%, due 09/01/43		153,489	164,862
4.500%, due 09/01/37		461,702	504,506
5.000%, due 10/01/39		30,137	33,235
5.000%, due 05/01/40		38,605	42,764
5.500%, due 08/01/39		143,500	160,640
7.000%, due 08/01/32		222,641	268,968
7.500%, due 02/01/33		3,910	4,539
3.000	% TBA	1,500,000	1,506,563
3.500	% TBA	2,925,000	3,031,087
4.000	% TBA	550,000	584,225
4.500	% TBA	900,000	975,060
5.000	% TBA	200,000	220,500
Government National Mortgage Association Certificates I, 4.000%, due 07/15/42		132,916	142,593
4.000	% TBA	1,100,000	1,168,578
Government National Mortgage Association Certificates II, 6.000%, due 11/20/28		1,121	1,259
6.000%, due 02/20/29		2,710	3,131
6.000%, due 02/20/34		403,737	455,260
3.000	% TBA	525,000	531,932
3.500	% TBA	1,100,000	1,145,332
Total mortgage & agency debt securities (cost—$12,099,281)			12,257,489
Collateralized mortgage obligation—0.02%
First Horizon Mortgage Pass-Through Trust, Series 2004-FL1, Class 1A1, 0.469%, due 02/25/35[6] (cost—$62,544)		62,544	56,264
Asset-backed securities—0.85%
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class D, 2.860%, due 12/09/19		225,000	228,449
Series 2014-1, Class B, 1.680%, due 07/08/19		100,000	100,161
Series 2014-1, Class D, 2.540%, due 06/08/20		200,000	200,500
Series 2015-3, Class D, 3.340%, due 08/08/21		250,000	250,973
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18		225,000	227,444
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19		250,000	251,352

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Face amount	Value
Asset-backed securities—(concluded)
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.360%, due 04/15/20	$285,000	$286,887
Series 2015-3, Class D, 3.490%, due 05/17/21	250,000	251,879
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.360%, due 08/17/20	375,000	373,486
Total asset-backed securities (cost—$2,163,873)		2,171,131
Commercial mortgage-backed securities—1.27%
Americold LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[2]	125,000	142,501
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class C, 2.348%, due 08/15/26[2,6]	250,000	249,472
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.198%, due 12/15/27[2,6]	100,000	99,805
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 1.936%, due 06/15/31[2,6]	150,000	148,673
COMM Mortgage Trust, Series 2014-CCRE19, Class C, 4.877%, due 08/10/47[6]	250,000	250,270
Series 2015-DC1, Class A5, 3.350%, due 02/10/48	100,000	99,808
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.505%, due 04/15/50	250,000	252,805
CSMC Trust, Series 2015-DEAL, Class D, 3.298%, due 04/15/29[2,6]	275,000	272,629
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[2]	225,000	226,647
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[2]	99,566	101,722
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class CFX, 3.495%, due 12/15/19[2,6]	250,000	247,694
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.098%, due 07/15/31[2,6]	300,000	297,675
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class D, 3.687%, due 07/15/31[2,6]	300,000	301,780
	Face amount	Value
Commercial mortgage-backed securities—(concluded)
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A5, 3.822%, due 07/15/48	$250,000	$256,462
NLY Commercial Mortgage Trust, Series 2014-FL1, Class B, 1.937%, due 11/15/30[2,6]	175,000	174,546
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 2.769%, due 11/15/29[2,6]	100,428	99,592
Total commercial mortgage-backed securities (cost—$3,244,075)		3,222,081
Corporate bonds—8.33%
Aerospace & defense—0.03%
Huntington Ingalls Industries, Inc. 7.125%, due 03/15/21	75,000	79,406
Automobile OEM—0.08%
Ford Motor Co. 7.450%, due 07/16/31	81,000	101,878
General Motors Co. 6.250%, due 10/02/43	100,000	107,024
		208,902
Automotive parts—0.10%
Meritor, Inc. 6.250%, due 02/15/24	50,000	48,438
Schaeffler Holding Finance BV 6.875%, due 08/15/18[2,7]	200,000	206,400
		254,838
Banking-non-US—0.30%
Caixa Economica Federal 2.375%, due 11/06/17[2]	150,000	141,750
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	117,602
Lloyds Banking Group PLC 7.500%, due 06/27/24[4,6]	200,000	208,750
Lloyds TSB Bank PLC 6.500%, due 09/14/20[2]	105,000	121,345
RBS Capital Trust II 6.425%, due 01/03/34[4,6]	50,000	55,250
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	100,000	107,721
		752,418
Banking-US—0.65%
Bank of America Corp. 4.200%, due 08/26/24	130,000	128,809
CIT Group, Inc. 5.500%, due 02/15/19[2]	100,000	105,125
Citigroup, Inc. 5.500%, due 09/13/25	190,000	206,309
JPMorgan Chase & Co. 3.875%, due 09/10/24	130,000	127,915
4.625%, due 05/10/21	130,000	140,791

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Face amount	Value
Corporate bonds—(continued)
Banking-US—(concluded)
Morgan Stanley 3.750%, due 02/25/23	$75,000	$75,955
4.350%, due 09/08/26	100,000	99,765
4.875%, due 11/01/22	100,000	105,800
Synchrony Financial 4.500%, due 07/23/25	60,000	59,659
The Goldman Sachs Group, Inc. 5.150%, due 05/22/45	60,000	59,112
5.750%, due 01/24/22	210,000	238,705
6.150%, due 04/01/18	105,000	115,709
Wells Fargo Bank N.A. 5.950%, due 08/26/36	160,000	190,836
		1,654,490
Building materials—0.17%
Building Materials Corp. of America 5.375%, due 11/15/24[2]	25,000	25,125
Masco Corp. 4.450%, due 04/01/25	100,000	99,989
Summit Materials LLC/Summit Materials Finance Corp. 10.500%, due 01/31/20	12,000	12,900
USG Corp. 5.875%, due 11/01/21[2]	125,000	129,825
Vulcan Materials Co. 4.500%, due 04/01/25	50,000	49,125
7.500%, due 06/15/21	100,000	114,250
		431,214
Chemicals—0.14%
INEOS Group Holdings SA 6.125%, due 08/15/18[2]	200,000	200,250
LYB International Finance BV 4.875%, due 03/15/44	70,000	66,797
Valspar Corp. 4.200%, due 01/15/22	100,000	102,632
		369,679
Commercial services—0.07%
AECOM 5.875%, due 10/15/24[2]	100,000	100,750
The ADT Corp. 6.250%, due 10/15/21	75,000	77,438
		178,188
Consumer products—0.17%
Energizer Holdings, Inc. 5.500%, due 06/15/25[2]	25,000	24,344
Party City Holdings, Inc. 6.125%, due 08/15/23[2]	50,000	50,344
8.875%, due 08/01/20	50,000	53,312
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer (Luxembourg) SA 8.250%, due 02/15/21[8]	200,000	205,750
	Face amount	Value
Corporate bonds—(continued)
Consumer products—(concluded)
Spectrum Brands, Inc. 6.625%, due 11/15/22	$100,000	$107,373
		441,123
Consumer services—0.10%
United Rentals North America, Inc. 4.625%, due 07/15/23	50,000	49,187
6.125%, due 06/15/23	150,000	152,625
XLIT Ltd. 6.375%, due 11/15/24	40,000	47,210
		249,022
Diversified manufacturing—0.04%
WESCO Distribution, Inc. 5.375%, due 12/15/21	100,000	97,250
Electric-generation—0.15%
Calpine Corp. 6.000%, due 01/15/22[2]	125,000	132,969
NRG Energy, Inc. 6.250%, due 07/15/22	125,000	121,875
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	120,956
		375,800
Electric-integrated—0.41%
Alabama Power Co. 6.000%, due 03/01/39	30,000	36,092
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	81,644
Consolidated Edison Co. of New York, Inc. 5.850%, due 03/15/36	45,000	53,858
DTE Electric Co. 3.700%, due 03/15/45	50,000	45,352
Duke Energy Corp. 3.750%, due 04/15/24	100,000	100,967
Dynegy, Inc. 7.375%, due 11/01/22	100,000	104,500
Exelon Generation Co. LLC 2.950%, due 01/15/20	170,000	170,267
Northern States Power Co. 2.600%, due 05/15/23	50,000	48,543
PacifiCorp 6.000%, due 01/15/39	30,000	36,615
PPL Capital Funding, Inc. 3.950%, due 03/15/24	120,000	121,953
Southern Power Co. 5.250%, due 07/15/43	60,000	60,977
Southwestern Electric Power Co. 3.550%, due 02/15/22	195,000	197,608
		1,058,376
Energy-exploration & production—0.20%
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/20	425,000	411,612

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Face amount	Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
Midstates Petroleum Co., Inc./ Midstates Petroleum Co. LLC 10.750%, due 10/01/20	$95,000	$27,550
Oasis Petroleum, Inc. 6.875%, due 03/15/22	75,000	62,250
		501,412
Energy-independent—0.22%
Anadarko Finance Co., Series B 7.500%, due 05/01/31	80,000	97,874
Chesapeake Energy Corp. 6.625%, due 08/15/20	125,000	99,375
Devon Energy Corp. 4.000%, due 07/15/21	80,000	81,392
Newfield Exploration Co. 5.625%, due 07/01/24	25,000	24,313
SM Energy Co. 6.125%, due 11/15/22	50,000	48,000
Southwestern Energy Co. 4.050%, due 01/23/20	40,000	39,604
Talisman Energy, Inc. 3.750%, due 02/01/21	80,000	77,520
Ultra Petroleum Corp. 6.125%, due 10/01/24[2]	125,000	82,500
		550,578
Energy-integrated—0.07%
Chevron Corp. 3.191%, due 06/24/23	90,000	90,035
Total Capital International SA 3.750%, due 04/10/24	80,000	81,383
		171,418
Energy-refining & marketing—0.07%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, due 04/15/21	100,000	94,500
Valero Energy Corp. 6.625%, due 06/15/37	75,000	82,453
		176,953
Finance-diversified—0.12%
Bank of America Corp. 6.110%, due 01/29/37	100,000	113,238
Quicken Loans, Inc. 5.750%, due 05/01/25[2]	100,000	97,500
Ventas Realty LP/Ventas Capital Corp. 2.700%, due 04/01/20	100,000	98,984
		309,722
Finance-non-captive diversified—0.06%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	97,750
General Electric Capital Corp. 6.750%, due 03/15/32	50,000	65,506
		163,256
	Face amount	Value
Corporate bonds—(continued)
Finance-other—0.37%
General Electric Capital Corp. MTN 4.650%, due 10/17/21	$100,000	$109,917
International Lease Finance Corp. 5.875%, due 04/01/19	200,000	212,750
KCG Holdings, Inc. 6.875%, due 03/15/20[2]	100,000	93,000
Navient Corp. MTN 8.000%, due 03/25/20	100,000	101,060
Private Export Funding Corp. 2.300%, due 09/15/20	250,000	252,188
Springleaf Finance Corp. 5.250%, due 12/15/19	125,000	124,687
SquareTwo Financial Corp. 11.625%, due 04/01/17[9]	100,000	55,000
		948,602
Food/beverage—0.21%
Agrokor D.D. 8.875%, due 02/01/20[2]	200,000	212,660
Dean Foods Co. 6.500%, due 03/15/23[2]	50,000	50,500
Diamond Foods, Inc. 7.000%, due 03/15/19[2]	25,000	25,750
Kraft Heinz Foods Co. 5.200%, due 07/15/45[2]	50,000	52,459
The Kroger Co. 3.850%, due 08/01/23	110,000	111,570
Tyson Foods, Inc. 4.875%, due 08/15/34	80,000	79,741
		532,680
Gaming—0.17%
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	50,000	51,750
Scientific Games International, Inc. 10.000%, due 12/01/22	150,000	137,625
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[2]	100,000	105,250
Tunica-Biloxi Gaming Authority 9.000%, due 11/15/15[9,10]	15,000	8,250
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 5.375%, due 03/15/22	125,000	121,562
		424,437
Gas distributors—0.07%
Phillips 66 Partners LP 3.605%, due 02/15/25	70,000	62,405
Sempra Energy 9.800%, due 02/15/19	90,000	111,572
		173,977
Gas pipelines—0.46%
Blue Racer Midstream LLC/ Blue Racer Finance Corp. 6.125%, due 11/15/22[2]	75,000	73,500

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Face amount	Value
Corporate bonds—(continued)
Gas pipelines—(concluded)
Energy Transfer Partners LP 9.000%, due 04/15/19	$140,000	$164,863
Genesis Energy LP/ Genesis Energy Finance Corp. 6.000%, due 05/15/23	50,000	45,750
Kinder Morgan Energy Partners LP 3.950%, due 09/01/22	145,000	135,087
5.000%, due 10/01/21	85,000	86,915
Kinder Morgan, Inc. 7.000%, due 02/01/18	150,000	164,683
Regency Energy Partners LP/ Regency Energy Finance Corp. 5.500%, due 04/15/23	130,000	126,217
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21[8]	100,000	98,500
5.625%, due 04/15/23[8]	100,000	97,125
Sunoco LP/Sunoco Finance Corp. 5.500%, due 08/01/20[2]	100,000	99,500
Williams Partners LP 4.300%, due 03/04/24	90,000	84,276
		1,176,416
Health care—0.35%
CHS/Community Health Systems, Inc. 7.125%, due 07/15/20	200,000	211,500
HCA, Inc. 7.500%, due 02/15/22	200,000	229,438
Hologic, Inc. 5.250%, due 07/15/22[2]	50,000	51,187
Medtronic, Inc. 4.375%, due 03/15/35	90,000	89,149
Omnicare, Inc. 4.750%, due 12/01/22	100,000	106,250
Tenet Healthcare Corp. 6.000%, due 10/01/20	100,000	107,000
Zimmer Biomet Holdings, Inc. 2.700%, due 04/01/20	50,000	49,469
4.450%, due 08/15/45	50,000	45,086
		889,079
Home construction—0.07%
K. Hovnanian Enterprises, Inc. 7.250%, due 10/15/20[2]	75,000	72,727
Standard Pacific Corp. 8.375%, due 01/15/21	100,000	117,500
		190,227
Insurance-life—0.20%
CNA Financial Corp. 3.950%, due 05/15/24	100,000	99,258
Hartford Financial Services Group, Inc. 5.950%, due 10/15/36	70,000	82,723
Lincoln National Corp. 7.000%, due 06/15/40	90,000	114,875
	Face amount	Value
Corporate bonds—(continued)
Insurance-life—(concluded)
MetLife, Inc. 4.125%, due 08/13/42	$60,000	$55,428
Principal Financial Group, Inc. 8.875%, due 05/15/19	50,000	61,156
Prudential Financial, Inc. MTN 6.625%, due 12/01/37	73,000	89,640
		503,080
Insurance-personal & casualty—0.07%
HUB International Ltd. 7.875%, due 10/01/21[2]	100,000	99,750
Liberty Mutual Group, Inc. 10.750%, due 06/15/58[2,6]	50,000	75,125
		174,875
Leisure—0.03%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	75,000	78,000
Lodging—0.11%
Starwood Hotels & Resorts Worldwide, Inc. 4.500%, due 10/01/34	80,000	69,284
Wyndham Worldwide Corp. 5.625%, due 03/01/21	200,000	217,121
		286,405
Machinery—0.02%
Caterpillar, Inc. 5.200%, due 05/27/41	50,000	54,907
Media-broadcast/outdoor—0.16%
Clear Channel Worldwide Holdings, Inc., Series B 7.625%, due 03/15/20	50,000	51,750
iHeartCommunications, Inc. 9.000%, due 12/15/19	150,000	140,344
Netflix, Inc. 5.875%, due 02/15/25[2]	100,000	103,875
Sirius XM Radio, Inc. 5.875%, due 10/01/20[2]	100,000	104,250
		400,219
Media-cable—0.48%
Altice SA 7.750%, due 05/15/22[2]	200,000	195,000
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500%, due 04/30/21	225,000	235,170
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 6.000%, due 08/15/40	100,000	102,377
DISH DBS Corp. 5.875%, due 11/15/24	75,000	68,344
Numericable-SFR SA 6.250%, due 05/15/24[2]	200,000	199,938

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Face amount	Value
Corporate bonds—(continued)
Media-cable—(concluded)
TCI Communications, Inc. 7.875%, due 02/15/26	$50,000	$67,234
Time Warner Cable, Inc. 6.550%, due 05/01/37	40,000	40,169
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	40,000	48,742
Time Warner, Inc. 6.100%, due 07/15/40	45,000	49,277
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.500%, due 01/15/23[2]	200,000	205,500
		1,211,751
Media-diversified—0.04%
TEGNA, Inc. 6.375%, due 10/15/23	100,000	104,750
Media-non cable—0.03%
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	100,000	88,000
Media-publishing—0.02%
The McClatchy Co. 9.000%, due 12/15/22	50,000	45,250
Metals & mining—0.27%
Alcoa, Inc. 5.125%, due 10/01/24	200,000	196,000
ArcelorMittal 7.000%, due 02/25/22[8]	50,000	49,875
7.750%, due 10/15/39[8]	100,000	92,750
Murray Energy Corp. 11.250%, due 04/15/21[2]	75,000	34,688
Steel Dynamics, Inc. 5.250%, due 04/15/23	50,000	48,562
Teck Resources Ltd. 4.750%, due 01/15/22	60,000	47,753
TMS International Corp. 7.625%, due 10/15/21[2]	150,000	143,250
Vale Overseas Ltd. 4.375%, due 01/11/22	95,000	87,837
		700,715
Oil & gas—0.13%
Petroleos Mexicanos 3.500%, due 07/18/18	100,000	102,000
3.500%, due 01/30/23	110,000	102,327
6.375%, due 01/23/45	80,000	77,708
Statoil ASA 4.800%, due 11/08/43	50,000	53,235
		335,270
Oil field equipment & services—0.04%
Pacific Drilling SA 5.375%, due 06/01/20[2]	25,000	18,000
SESI LLC 7.125%, due 12/15/21	50,000	49,883
	Face amount	Value
Corporate bonds—(continued)
Oil field equipment & services—(concluded)
Seventy Seven Energy, Inc. 6.500%, due 07/15/22	$75,000	$34,875
		102,758
Packaging & containers—0.05%
Berry Plastics Corp. 5.125%, due 07/15/23	50,000	46,750
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[2]	25,000	25,438
Sealed Air Corp. 5.500%, due 09/15/25[2]	50,000	51,625
		123,813
Paper & forest products—0.03%
Georgia-Pacific LLC 8.000%, due 01/15/24	20,000	25,749
International Paper Co. 3.800%, due 01/15/26	50,000	48,556
		74,305
Pharmaceuticals—0.40%
AbbVie, Inc. 2.500%, due 05/14/20	70,000	69,174
Actavis Funding SCS 3.000%, due 03/12/20	50,000	49,768
3.800%, due 03/15/25	40,000	38,750
Capsugel SA 7.000%, due 05/15/19[2,7]	175,000	176,312
Celgene Corp. 5.000%, due 08/15/45	50,000	50,280
Endo Finance LLC & Endo Finco, Inc. 7.750%, due 01/15/22[2,8]	125,000	133,438
Mylan, Inc. 2.600%, due 06/24/18	100,000	99,560
Quintiles Transnational Corp. 4.875%, due 05/15/23[2]	50,000	51,000
Teva Pharmaceutical Finance Co. BV 2.400%, due 11/10/16	125,000	126,250
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21	41,000	40,736
Valeant Pharmaceuticals International, Inc. 5.875%, due 05/15/23[2]	175,000	179,156
		1,014,424
Railroads—0.03%
Burlington Northern Santa Fe LLC 6.150%, due 05/01/37	25,000	30,094
Norfolk Southern Corp. 3.250%, due 12/01/21	50,000	50,189
		80,283
Real estate investment trusts—0.09%
AvalonBay Communities, Inc. MTN 3.450%, due 06/01/25	70,000	68,397

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Face amount	Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
ERP Operating LP 4.750%, due 07/15/20	$35,000	$38,202
Ventas Realty LP 3.500%, due 02/01/25	35,000	33,105
3.750%, due 05/01/24	90,000	88,106
		227,810
Retail-specialty—0.20%
CVS Health Corp. 3.500%, due 07/20/22	60,000	61,297
5.125%, due 07/20/45	25,000	26,625
Dollar General Corp. 3.250%, due 04/15/23	80,000	76,022
Family Tree Escrow, LLC 5.750%, due 03/01/23[2]	25,000	26,187
Lowe's Cos., Inc. 4.650%, due 04/15/42	80,000	82,957
Michaels Stores, Inc. 5.875%, due 12/15/20[2]	100,000	104,750
Petco Animal Supplies, Inc. 9.250%, due 12/01/18[2]	60,000	62,100
Wal-Mart Stores, Inc. 4.300%, due 04/22/44	60,000	60,515
		500,453
Technology-hardware—0.11%
Equinix, Inc. 5.375%, due 04/01/23	100,000	100,250
NCR Corp. 6.375%, due 12/15/23	75,000	76,969
NXP BV/NXP Funding LLC 5.750%, due 02/15/21[2]	100,000	104,375
		281,594
Technology-software—0.23%
First Data Corp. 12.625%, due 01/15/21	200,000	229,750
Infor US, Inc. 6.500%, due 05/15/22[2]	100,000	93,750
Juniper Networks, Inc. 3.300%, due 06/15/20	110,000	110,372
MSCI, Inc. 5.750%, due 08/15/25[2]	75,000	76,500
Oracle Corp. 5.375%, due 07/15/40	60,000	66,887
		577,259
Telecom-wireless—0.11%
America Movil SAB de CV 3.125%, due 07/16/22	40,000	39,058
Rogers Communications, Inc. 5.000%, due 03/15/44	60,000	58,828
Sprint Corp. 7.250%, due 09/15/21	175,000	170,187
7.625%, due 02/15/25	25,000	23,328
		291,401
	Face amount	Value
Corporate bonds—(concluded)
Telephone-integrated—0.36%
CenturyLink, Inc. 6.750%, due 12/01/23	$125,000	$121,250
Cogent Communications Group, Inc. 5.375%, due 03/01/22[2]	75,000	72,563
Frontier Communications Corp. 8.500%, due 04/15/20	125,000	128,437
Sprint Communications, Inc. 9.000%, due 11/15/18[2]	175,000	194,906
Verizon Communications, Inc. 4.500%, due 09/15/20	200,000	215,116
4.522%, due 09/15/48	115,000	102,587
6.400%, due 09/15/33	11,000	12,543
Windstream Services LLC 7.750%, due 10/01/21	100,000	81,501
		928,903
Textiles & apparel—0.02%
The William Carter Co. 5.250%, due 08/15/21	50,000	51,625
Tobacco—0.16%
Altria Group, Inc. 9.250%, due 08/06/19	50,000	61,919
9.950%, due 11/10/38	21,000	33,454
Imperial Tobacco Finance PLC 3.500%, due 02/11/23[2]	130,000	125,323
Philip Morris International, Inc. 2.900%, due 11/15/21	150,000	149,051
Reynolds American, Inc. 3.250%, due 11/01/22	50,000	48,620
		418,367
Transportation services—0.09%
FedEx Corp. 2.625%, due 08/01/22	160,000	155,391
Navios Maritime Acquisition Corp./ Navios Acquisition Finance US, Inc. 8.125%, due 11/15/21[2]	75,000	71,625
		227,016
Total corporate bonds (cost—$21,885,203)		21,242,696
Non-US government obligations—0.32%
Chile Government International Bond 3.250%, due 09/14/21	100,000	104,375
Colombia Government International Bond 8.125%, due 05/21/24	80,000	100,320
Mexico Government International Bond 4.000%, due 10/02/23	230,000	233,738
Peruvian Government International Bond 7.125%, due 03/30/19	100,000	116,400

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

	Face amount	Value
Non-US government obligations—(concluded)
Philippine Government International Bond 10.625%, due 03/16/25	$80,000	$127,900
Turkey Government International Bond 6.750%, due 04/03/18	120,000	131,100
Total non-US government obligations (cost—$821,015)		813,833
Municipal bonds and notes—0.42%
Arizona—0.07%
Salt River Project Agricultural Improvement & Power District Revenue Refunding, Series A, 5.000%, due 12/01/45	150,000	171,373
California—0.10%
California (Build America Bonds) 7.550%, due 04/01/39	180,000	260,631
Illinois—0.12%
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Taxable Pension Funding, Series A, 6.899%, due 12/01/40	55,000	61,337
State of Illinois 5.877%, due 03/01/19	225,000	243,245
		304,582
Massachusetts—0.07%
Commonwealth of Massachusetts, Series C, 5.000%, due 07/01/45	150,000	171,393
New York—0.06%
New York State Dormitory Authority Revenues State Supported Debt, Series A, 5.000%, due 03/15/39	150,000	170,633
Total municipal bonds and notes (cost—$1,072,073)		1,078,612
	Face amount	Value
Short-term US government obligations—12.45%
US Treasury Bills 0.031%, due 12/10/15[11]	$27,000,000	$26,997,813
0.188%, due 02/04/16[11]	4,750,000	4,746,670
Total short-term US government obligations (cost—$31,743,925)		31,744,483
Repurchase agreement—19.42%
Repurchase agreement dated 08/31/15 with State Street Bank and Trust Co., 0.000% due 09/01/15, collateralized by $45,824,968 Federal Home Loan Mortgage Corp. obligations, 2.000% to 2.060% due 10/17/22 to 11/02/22 and $5,857,921 Federal National Mortgage Association obligations, 2.120% due 11/07/22; (value—$50,513,088); proceeds: $49,522,000 (cost—$49,522,000)	49,522,000	49,522,000
	Shares
Investment of cash collateral from securities loaned—5.32%
Money market fund—5.32%
UBS Private Money Market Fund LLC[12] (cost—$13,553,435)	13,553,435	13,553,435
Total investments (cost—$285,104,057)—114.01%		290,672,745
Liabilities in excess of other assets—(14.01)%		(35,714,751)
Net assets—100.00%		$254,957,994

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 25.

Aggregate cost for federal income tax purposes was $286,040,318; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,821,243
Gross unrealized depreciation	(7,188,816)
Net unrealized appreciation	$4,632,427

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

Futures contracts

Number of contracts		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Index futures buy contracts:
158	Russell 2000 Mini Index Futures	September 2015	$19,949,459	$18,288,500	$(1,660,959)
372	S&P 500 E-Mini Index Futures	September 2015	38,775,327	36,627,120	(2,148,207)
			$58,724,786	$54,915,620	$(3,809,166)
			Proceeds
US Treasury futures sell contracts:
89	US Treasury Note 5 Year Futures	December 2015	10,676,393	10,629,937	46,456
199	US Treasury Note 10 Year Futures	December 2015	25,291,366	25,285,438	5,928
			$35,967,759	$35,915,375	$52,384
					$(3,756,782)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$114,464,952	$442,433	$—	$114,907,385
Investment company	10,435,942	—	—	10,435,942
Preferred stock	—	2,022	—	2,022
US government obligations	—	29,665,372	—	29,665,372
Mortgage & agency debt securities	—	12,257,489	—	12,257,489
Collateralized mortgage obligation	—	56,264	—	56,264
Asset-backed securities	—	2,171,131	—	2,171,131
Commercial mortgage-backed securities	—	3,222,081	—	3,222,081
Corporate bonds	—	21,242,696	—	21,242,696
Non-US government obligations	—	813,833	—	813,833
Municipal bonds and notes	—	1,078,612	—	1,078,612
Short-term US government obligations	—	31,744,483	—	31,744,483
Repurchase agreement	—	49,522,000	—	49,522,000
Investment of cash collateral from securities loaned	—	13,553,435	—	13,553,435
Futures contracts	52,384	—	—	52,384
Total	$124,953,278	$165,771,851	$—	$290,725,129
Liabilities
Futures contracts	$(3,809,166)	$—	$—	$(3,809,166)

At August 31, 2015, there were no transfers between Level 1 and Level 2.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

Issuer breakdown by country or territory of origin (unaudited)

	Percentage of total investments
United States	94.6%
Ireland	1.0
Netherlands	0.8
Canada	0.7
United Kingdom	0.5
Israel	0.4
Luxembourg	0.3
Curacao	0.3
Mexico	0.2
Singapore	0.2
Panama	0.2
Bermuda	0.1
Switzerland	0.1
France	0.1
Croatia	0.1
Germany	0.1
Brazil	0.1
Cayman Islands	0.1
Turkey	0.1
Philippines	0.0	†
Peru	0.0	†
Chile	0.0	†
Colombia	0.0	†
Liberia	0.0	†
Marshall Islands	0.0	†
Norway	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, was on loan at August 31, 2015.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 3.06% of net assets as of August 31, 2015, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Amount represents less than 0.005%.

4  Perpetual investment. The maturity date reflects the next call date.

5  Cumulative preferred stock. The next call date is September 30, 2015.

6  Variable or floating rate security. The interest rate shown is the current rate as of August 31, 2015 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

7  Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

8  Step bond that converts to the noted fixed rate at a designated future date.

9  Illiquid investment as of August 31, 2015.

10  Bond interest in default.

11  Rates shown are the discount rates at date of purchase unless otherwise noted.

12  Investment in affiliated company. See notes to financial statements for additional information.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2015

Portfolio acronyms

ADR  American Depositary Receipt

FDIC  Federal Deposit Insurance Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

OEM  Original Equipment Manufacturer

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities

August 31, 2015

Assets:
Investments in unaffiliated securities, at value (cost—$222,028,622)[1]	$227,597,310
Investments in affiliated security, at value (cost—$13,553,435)	13,553,435
Repurchase agreement, at value (cost—$49,522,000)	49,522,000
Total investments in securities, at value (cost—$285,104,057)	$290,672,745
Cash	174,693
Cash collateral on futures	2,913,150
Receivable for investments sold	10,347,399
Receivable for shares of beneficial interest sold	1,576
Due from broker	6,648,578
Receivable for dividends and interest	527,985
Other assets	22,578
Total assets	311,308,704
Liabilities:
Payable for investments purchased	38,392,740
Payable for cash collateral from securities loaned	13,553,435
Payable for variation margin on futures contracts	3,755,145
Payable for shares of beneficial interest repurchased	268,508
Payable to affiliates	206,280
Payable for foreign withholding taxes	511
Accrued expenses and other liabilities	174,091
Total liabilities	56,350,710
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	271,656,725
Accumulated undistributed net investment income	1,945
Accumulated net realized loss	(18,512,582)
Net unrealized appreciation	1,811,906
Net assets	$254,957,994
Class A
Net assets	$161,436,595
Shares outstanding	4,012,992
Net asset value per share	$40.23
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$42.57
Class C
Net assets	$68,772,320
Shares outstanding	1,758,526
Net asset value and offering price per share	$39.11
Class P
Net assets	$24,749,079
Shares outstanding	605,909
Net asset value and offering price per share	$40.85

1  Includes $26,529,352, of investments in securities on loan, at value plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of operations

For the year ended August 31, 2015

Investment income:
Dividends (net of foreign withholding taxes of $2,335)	$1,432,997
Interest	1,649,912
Securities lending income (includes $664 earned from an affiliated entity)	45,071
Total income	3,127,980
Expenses:
Investment management and administration fees	1,343,046
Service fees—Class A	430,313
Service and distribution fees—Class C	729,934
Transfer agency and related services fees—Class A	137,678
Transfer agency and related services fees—Class C	62,080
Transfer agency and related services fees—Class P	15,430
Professional fees	165,546
Custody and accounting fees	102,478
Reports and notices to shareholders	82,960
State registration fees	47,539
Trustees' fees	23,567
Insurance expense	7,231
Other expenses	26,880
Total expenses	3,174,682
Net investment loss	(46,702)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	19,191,424
Futures	6,918,623
Swaps	(2,934)
Foreign currency transactions	(163)
Net realized gain	26,106,950
Net change in unrealized appreciation/depreciation of:
Investments	(17,343,576)
Futures	(5,765,773)
Net change in unrealized appreciation/depreciation	(23,109,349)
Net realized and unrealized gain from investment activities	2,997,601
Net increase in net assets resulting from operations	$2,950,899

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,
	2015	2014
From operations:
Net investment income (loss)	$(46,702)	$443,580
Net realized gains	26,106,950	35,268,791
Net change in unrealized appreciation/depreciation	(23,109,349)	8,695,365
Net increase in net assets resulting from operations	2,950,899	44,407,736
Dividends to shareholders from:
Net investment income–Class A	(381,594)	(833,422)
Net investment income–Class P	(105,340)	(143,004)
Total dividends to shareholders	(486,934)	(976,426)
From beneficial interest transactions:
Net proceeds from shares sold	5,835,770	5,864,774
Cost of shares repurchased	(28,585,394)	(30,198,468)
Proceeds from dividends reinvested	439,095	883,567
Net decrease in net assets from beneficial interest transactions	(22,310,529)	(23,450,127)
Redemption fees	2,512	981
Net increase (decrease) in net assets	(19,844,052)	19,982,164
Net assets:
Beginning of year	274,802,046	254,819,882
End of year	$254,957,994	$274,802,046
Accumulated undistributed net investment income	$1,945	$494,593

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below :

	Class A
	Years ended August 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$39.87	$33.85	$30.13	$27.34	$24.16
Net investment income[1]	0.07	0.13	0.16	0.15	0.25
Net realized and unrealized gains	0.38	6.06	3.72	2.94	3.34
Net increase from operations	0.45	6.19	3.88	3.09	3.59
Dividends from net investment income	(0.09)	(0.17)	(0.16)	(0.30)	(0.41)
Net asset value, end of year	$40.23	$39.87	$33.85	$30.13	$27.34
Total investment return[2]	1.13%	18.35%	12.92%	11.42%	14.85%
Ratios to average net assets:
Expenses	0.99%	1.00%	1.03%	1.03%	1.02%
Net investment income	0.16%	0.35%	0.51%	0.53%	0.92%
Supplemental data:
Net assets, end of year (000's)	$161,437	$175,249	$167,031	$173,218	$178,780
Portfolio turnover	283%	240%	148%	150%	157%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	Years ended August 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$38.97	$33.17	$29.60	$26.83	$23.70
Net investment income (loss)[1]	(0.24)	(0.15)	(0.08)	(0.06)	0.04
Net realized and unrealized gains	0.38	5.95	3.65	2.89	3.28
Net increase from operations	0.14	5.80	3.57	2.83	3.32
Dividends from net investment income	—	—	—	(0.06)	(0.19)
Net asset value, end of year	$39.11	$38.97	$33.17	$29.60	$26.83
Total investment return[2]	0.36%	17.49%	12.06%	10.59%	14.00%
Ratios to average net assets:
Expenses	1.75%	1.75%	1.79%	1.79%	1.77%
Net investment income (loss)	(0.59)%	(0.41)%	(0.25)%	(0.23)%	0.16%
Supplemental data:
Net assets, end of year (000's)	$68,772	$74,707	$68,735	$70,215	$74,702
Portfolio turnover	283%	240%	148%	150%	157%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P3
	Years ended August 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$40.45	$34.32	$30.54	$27.72	$24.51
Net investment income[1]	0.18	0.24	0.26	0.24	0.34
Net realized and unrealized gains	0.38	6.15	3.76	2.97	3.37
Net increase from operations	0.56	6.39	4.02	3.21	3.71
Dividends from net investment income	(0.16)	(0.26)	(0.24)	(0.39)	(0.50)
Net asset value, end of year	$40.85	$40.45	$34.32	$30.54	$27.72
Total investment return[2]	1.40%	18.71%	13.24%	11.74%	15.17%
Ratios to average net assets:
Expenses	0.73%	0.72%	0.75%	0.75%	0.73%
Net investment income	0.43%	0.63%	0.78%	0.81%	1.20%
Supplemental data:
Net assets, end of year (000's)	$24,749	$24,846	$19,054	$18,911	$19,287
Portfolio turnover	283%	240%	148%	150%	157%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  Effective July 28, 2014, Class Y shares were redesignated as Class P shares.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

The Fund offers Class A, Class C and Class P shares (formerly Class Y shares). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that Class A and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had such claims or losses through August 31, 2015 pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization

UBS U.S. Allocation Fund

Notes to financial statements

with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that investment is valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities are fair valued.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that the market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global Asset Management (Americas) Inc. Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Fund's holdings. The GVC is comprised of representatives of management. The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

In June 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-11, Transfers & Servicing (Topic 860): "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11") to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for

UBS U.S. Allocation Fund

Notes to financial statements

annual reporting periods beginning after December 5, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund may enter into derivative contracts that may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. Details of this disclosure can be found below as well as in the Portfolio of investments. The Advisor is not aware of any additional credit-risk contingent features on derivative contracts held by the Fund (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended August 31, 2015.

At August 31, 2015, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives

	Interest rate risk	Equity risk	Total
Futures contracts[1]	$52,384	$—	$52,384

Liability derivatives

	Interest rate risk	Equity risk	Total
Futures contracts[1]	$—	$(3,809,166)	$(3,809,166)

1  Futures contracts are reported in the table above using the cumulative appreciation (depreciation) as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received or paid, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements

Net realized and unrealized gains (losses) from derivative instruments during the period ended August 31, 2015, were as follows:

	Interest rate risk	Equity risk	Total
Net realized gain (loss)[2]
Futures contracts	$273,297	$6,645,326	$6,918,623
Swap agreements	—	(2,934)	(2,934)
Total net realized gain (loss)	$273,297	$6,642,392	$6,915,689
Net change in unrealized appreciation/depreciation[3]
Futures contracts	$55,263	$(5,821,036)	$(5,765,773)
Total net change in unrealized appreciation/depreciation	$55,263	$(5,821,036)	$(5,765,773)

2  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures and swaps.

3  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. At August 31, 2015, the Fund did not hold any derivatives subject to offsetting under ASC Topic 210.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the Act and Rule 17d-1 thereunder.

The Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and

UBS U.S. Allocation Fund

Notes to financial statements

prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Purchased options—The Fund may purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as fund holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts—The Fund may use futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Fund's assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund each day, depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for

UBS U.S. Allocation Fund

Notes to financial statements

financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements—The Fund may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return both based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearing house may be greater than the margin the Fund would be required to post in an un-cleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net

UBS U.S. Allocation Fund

Notes to financial statements

amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the year ended August 31, 2015, UBS Global AM did not waive any investment advisory and administration fees. At August 31, 2015, the Fund owed UBS Global AM $110,889 for investment advisory and administration fees.

UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class P shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2015. The Fund will repay UBS Global AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2013, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the year ended August 31, 2015, the Fund had no fee waivers/expense reimbursements subject to repayment.

For the year ended August 31, 2015, the Fund paid $604 in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance

UBS U.S. Allocation Fund

Notes to financial statements

with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Fund's investment manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

Amounts relating to the investment of cash collateral from securities lending activities for the year ended August 31, 2015 were as follows:

	Value at 08/31/14	Purchases during the year ended 08/31/15	Sales during the year ended 08/31/15	Value at 08/31/15	Net income earned
UBS Private Money Market Fund LLC	$3,160,037	$170,012,539	$159,619,141	$13,553,435	$664

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended August 31, 2015, the Fund paid brokerage commissions to Morgan Stanley in the amount of $20,149.

During the year ended August 31, 2015, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $70,711,510. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Fund pays UBS Global AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. At August 31, 2015, the Fund owed UBS Global AM (US) $95,391 for service and distribution fees.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS Global AM (US) has informed the Fund that for the year ended August 31, 2015, it earned $22,272 in initial sales charges on Class A shares; $21 and $30 in deferred sales charges on Class A shares and Class C shares, respectively.

UBS U.S. Allocation Fund

Notes to financial statements

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the year ended August 31, 2015, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $89,010 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund's lending agent.

At August 31, 2015, the Fund had securities on loan, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$26,529,352	$13,553,435	$13,681,617	$27,235,052	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

The Fund participates with other funds managed or advised by UBS Global AM in a $75 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. The Fund borrows at prevailing rates in effect at the time of borrowings. The Fund did not borrow under the Committed Credit Facility during the year ended August 31, 2015.

Purchases and sales of securities

For the year ended August 31, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $141,613,842 and $114,596,344, respectively.

For the year ended August 31, 2015, aggregate purchases and sales of US Government securities, excluding short-term securities, were $408,544,873 and $395,012,030, respectively.

Shares of beneficial interest

Effective July 28, 2014, Class Y shares were redesignated as Class P shares.

UBS U.S. Allocation Fund

Notes to financial statements

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the year ended August 31, 2015

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	51,608	$2,082,018	11,623	$460,717	79,699	$3,293,035
Shares repurchased	(442,614)	(18,067,839)	(170,283)	(6,754,555)	(90,519)	(3,763,000)
Dividends reinvested	8,549	340,057	—	—	2,457	99,038
Net decrease	(382,457)	$(15,645,764)	(158,660)	$(6,293,838)	(8,363)	$(370,927)

For the year ended August 31, 2014

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	40,390	$1,514,439	14,731	$532,836	97,534	$3,817,499
Shares repurchased	(599,696)	(22,422,152)	(169,455)	(6,184,645)	(42,280)	(1,591,671)
Dividends reinvested	20,541	740,713	—	—	3,913	142,854
Net increase (decrease)	(538,765)	$(20,167,000)	(154,724)	$(5,651,809)	59,167	$2,368,682

Redemption fees

Each class of the Fund imposed a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectus. This amount was paid to the Fund. The redemption fees, if any, retained by the Fund are disclosed in the Statement of changes in net assets. For the year ended August 31, 2015, redemption fees for each class of the Fund represent less than $0.005 per share.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable.

Effective August 3, 2015, for purchases of shares on or after that date, the redemption fee was eliminated.

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary Income	$486,934	$976,426

UBS U.S. Allocation Fund

Notes to financial statements

At August 31, 2015, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$0
Accumulated realized capital and other losses	(21,331,159)
Net unrealized appreciation of investments	4,632,428
Total accumulated deficit	$(16,698,731)

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of certain derivative instruments.

To reflect reclassifications arising from permanent "book/tax" differences for the year ending August 31, 2015, accumulated undistributed net investment income was increased by $40,988, and accumulated net realized loss was increased by $6,186 and paid-in-capital was decreased by $34,802. These differences are primarily due to income reallocation from real estate investments trusts, paydown reclasses, net operating losses and distributions in excess of net investment income.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2015, the Fund had a pre-enactment net capital loss carryforward of $21,331,159. This pre-enactment capital loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and the full amount will expire on August 31, 2018. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, the Fund utilized $20,600,906 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of August 31, 2015 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations.During the year ended August 31, 2015, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2015, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of UBS U.S. Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of UBS U.S. Allocation Fund (the sole series comprising UBS Investment Trust) (the "Fund") as of August 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS U.S. Allocation Fund at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2015

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders is 100%.

For the fiscal year ended August 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $486,934 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2015. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2016. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the "Trust") on July 14-15, 2015, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory and administration agreement (the "Investment Advisory and Administration Agreement") of the Trust with respect to its series, UBS U.S. Allocation Fund (the "Fund"), with UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about UBS Global AM, as well as the advisory, administrative and distribution arrangements for the Fund. The Independent Trustees discussed the materials initially provided by management on several occasions prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund's affairs and UBS Global AM's role in coordinating and overseeing providers of other services to the Fund. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that the Fund's senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS Global AM on the Fund's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS Global AM had approximately $154 billion in assets under management as of March 31, 2015 and was part of the UBS Global Asset Management Division, which had approximately $680 billion in assets under management worldwide as of March 31, 2015. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS Global AM and certain of their affiliates.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the written agreement between UBS Global AM and the Fund, which is separate from UBS Global AM's investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fee based on the Fund's average daily net assets, which is discussed in more detail in the "Economies of Scale" section, and considered the actual fee rate (after taking this agreement into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group").

In addition, pursuant to a written fee waiver/expense reimbursement agreement, UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund's ordinary total annual operating expenses through December 31, 2015 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.15% for Class A shares, 1.90% for Class C shares and 0.90% for Class P (formerly Class Y) shares. The board also considered that the Fund has agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Fund can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps.

In connection with its consideration of the Fund's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Fund's Expense Group for the comparison periods utilized in the Lipper report. (Contractual Management Fee and total expenses were lowest in the Expense Group.) (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

In light of the foregoing, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2015 and (b) annualized performance information for each year in the ten-year period ended April 30, 2015. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also received updated supplemental data showing the Fund's performance through May 31, 2015. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

The comparative Lipper information showed that the Fund's performance was above the median for the one-, three- and five-year periods and since inception and below the median for the ten-year period. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Management noted the Fund's solid performance over the recent periods. Based on its review of the Fund and management's presentation, the board concluded that the Fund's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Fund's assets grew, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund's Contractual Management Fee contained a single breakpoint and that the Fund's assets exceeded the breakpoint as of April 30, 2015.

While the Fund's Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS Global AM, whereby UBS Global AM agreed to permanently reduce its Contractual Management Fee by utilizing several additional breakpoints based on the Fund's average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS Global AM's profitability data and the Contractual Management Fee and Actual Management Fee currently in place, the board believed that UBS Global AM's sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in private sessions with its independent legal counsel at which no representatives of UBS Global AM were present.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Fund's operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg;†† 73 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1996

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since 2007). Prior to 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

				Professor Feldberg is a director or trustee of 18 investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Richard Q. Armstrong; 80 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 1995 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (such as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

				Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None
Alan S. Bernikow; 74 207 Benedict Ave., Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Richard R. Burt; 68 McLarty Associates 900 17th Street, N.W. Washington DC 20006	Trustee	Since 1996

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).

Mr. Burt is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committees).

Bernard H. Garil; 75 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 56 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable. She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
David Malpass*; 59 Encima Global, LLC 645 Madison Avenue New York, NY 10022	Trustee	Since May 2014

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

				Mr. Malpass is a director or trustee of 10 investment companies (consisting of 42 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company and serves as a member of its audit committee).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since July 2014 (Chief Compliance Officer)

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Global AM—Americas region). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 52	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President and Treasurer	Vice President and Treasurer

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North America Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 57	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas (since 2004), and secretary of UBS Global Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is an executive director (since 2013) (prior to which she was director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Cindy W. Lee*; 40	Vice President and Assistant Treasurer	Since 2014

Ms. Lee is an associate director (since 2009) prior to which she was a Fund treasury manager (from 2007 to March 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

William MacGregor*; 40	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS Global AM—Americas region. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008), Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 1996

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mandy Yu*; 32	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to 2013 and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 71 portfolios) for which UBS Global AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each trustee holds office for an indefinite term.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Advisor and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2015. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S049

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended August 31, 2015 and August 31, 2014, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $69,698 and $69,698, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended August 31, 2015 and August 31, 2014, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,000 and $4,490, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2015 and 2014 semiannual financial statements and (2) review of the consolidated 2013 reports on the profitability of the UBS Funds to UBS Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended August 31, 2015 and August 31, 2014, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $16,900 and $16,650, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended August 31, 2015 and August 31, 2014, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through July 2013)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2015 and August 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2015 and August 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2015 and August 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2015 and August 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2015 and August 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2015 and August 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(a)         For the fiscal year ended August 31, 2015, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(b)         For the fiscal years ended August 31, 2015 and August 31, 2014, the aggregate fees billed by E&Y of $322,436 and $230,980, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2015	2014
Covered Services	$19,900	$21,140
Non-Covered Services	302,536	209,840

(h)  The registrant’s audit committee was required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by the registrant as a “Code of Conduct”) is filed herewith as Exhibit Ex-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	November 9, 2015